EXHIBIT 99.1

                              AMENDED AND RESTATED

                           MEMORANDUM OF UNDERSTANDING

      This Amended and Restated Memorandum of Understanding (this "Amended and Restated MOU") is made and entered into effective this 13th day of January, 2010 ("Effective Date"), by INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-A INC., a California corporation, WMC-SA, INC., a California corporation, COASTAL COMMUNITIES HOSPITAL, INC., a California corporation, and CHAPMAN MEDICAL CENTER, INC., a California corporation (IHHI, WMC-A INC., WMC-SA, INC., COASTAL COMMUNITIES HOSPITAL, INC., and CHAPMAN MEDICAL CENTER, INC., are individually referred to herein as "Borrower", and collectively as "Borrowers"), Kali P. Chaudhuri ("Dr. Chaudhuri"), and KPC Resolution Company, LLC, a California limited liability company ("KPC Resolution Company") with reference to the facts set forth below. This Amended and Restated MOU shall, upon execution by each of Borrowers, KPC Resolution Company and Dr. Chaudhuri, amend and restate in its entirety that certain Memorandum of Understanding (the "MOU") by and between IHHI and Dr. Chaudhuri dated August 12, 2009. All terms not otherwise defined in the body of this Amended and Restated MOU shall have the meaning set forth in Schedule 1 attached hereto.

                                    RECITALS

      A. IHHI and Dr. Chaudhuri entered into the MOU on or about August 12, 2009.

      B. Borrowers, KPC Resolution Company and Dr. Chaudhuri have now decided to amend and restate the MOU in its entirety as provided herein.

      C. Medical Capital Holdings, Inc., Medical Capital Corporation, Medical Provider Funding Corporation I, Medical Provider Funding Corporation II, Medical Provider Funding Corporation III, Medical Provider Funding Corporation IV and Medical Provider Funding Corporation V are affiliated entities hereinafter referred to as "MedCap". The Medical Provider Funding Corporations are sometime referred to as MPFC I, MPFC II, MPFC III, MPFC IV and MPFC V.

      D. Borrowers are obligated to MedCap on account of the following loan agreements:

            i. A $45 million term loan ("$45 Million Term Loan") and a $35 million non-revolving line of credit ("$35 Million Non-Revolver"), all as described in the $80,000,000 Credit Agreement. The current balance owed on the $35 Million Non-Revolver is approximately $30 million. The current balance owed on the $45 Million Term Loan is $45 million.

            ii. A $50 million revolving line of credit ("$50 Million Revolver") pursuant to the $50,000,000 Credit Agreement. The obligations with respect to the $50 Million Revolver are described in Recital E.

            iii. The $10,700,000 Loan pursuant to the $10,700,000 Credit Agreement. The current balance owed on the $10,700,000 Loan is approximately $6 million.

      The above-described MedCap credit facilities are hereinafter referred to collectively as the "Credit Facilities" or "Loans".

      E. Borrowers estimate that they currently have a credit balance ("Credit Balance") of approximately $11.3 million with respect to the $50 Million Revolver based upon the wrongful conversion of Borrowers' funds by MedCap. The credit balance may be reduced in the future as an offset by Borrowers for debt service on the Credit Facilities. IHHI has sought permission of the U.S. District Court to assert certain lender liability claims against MedCap in connection with the formation, administration and operation of the Credit Facilities.

      F. Dr. Chaudhuri has a legally binding agreement with MedCap to acquire all or part of the Credit Facilities. The agreement is contained in a certain Letter Agreement dated May 28, 2008, a further Letter Agreement dated May 23, 2009 and an amendment to such the aforesaid letter agreements dated June 29, 2009 (collectively the "Letter Agreements").

      G. On or about August 3, 2009, the United States District Court for the Central District of California granted the application of the Securities Exchange Commission for a receiver (Mr. Thomas Seaman) ("MedCap Receiver") for certain of the MedCap affiliates ("MedCap Receivership").

      H. Borrowers have been negotiating with a qualified health care lender ("AR Lender") to obtain financing based on Borrowers' accounts receivable. Borrowers are concerned that they will have difficulty facilitating the AR Lender financing unless the Credit Facilities are restructured such that AR Lender can obtain a first and senior lien on Borrowers' receivables. Currently the Credit Facilities are cross-collateralized on all of the assets of Borrowers and Pacific Coast Holdings Investment, LLC ("PCHI"). PCHI owns the real estate on which three of the four Borrowers' hospitals are situated. Borrowers lease the three hospitals from PCHI.

      I. Dr. Chaudhuri is a principal of PCHI. Dr. Chaudhuri believes it is in the best interest of PCHI that the MedCap loans be restructured such that PCHI will become the borrower on the real estate loan affecting its real property ("Real Estate Loan") rather than Borrowers and that PCHI's real property not be cross-collateralized against Borrower's debts. Borrowers do not want their assets pledged to secure PCHI's Real Estate Loan.

      J. In connection with the Credit Facilities, IHHI issued to MedCap certain warrants to purchase IHHI's stock (the "Warrants") which are subject to a Standstill Agreement in favor of Dr. Chaudhuri.

      K. Dr. Chaudhuri, KPC Resolution Company and Borrowers wish to cooperate with each other in order to negotiate a transaction with the MedCap Receiver whereby KPC Resolution Company will acquire the Credit Facilities and Warrants and thereafter attempt to restructure the Credit Facilities for the benefit of Borrowers and PCHI as more particularly described below.

      NOW THEREFORE, the parties agree to proceed as follows:

                                    AGREEMENT

      1. In reliance in part on the terms and conditions of this Amended and Restated MOU, KPC Resolution Company is negotiating a definitive loan purchase agreement ("Definitive Agreement") with MedCap Receiver to purchase the Credit Facilities and Warrants. The Definitive Agreement shall provide for a closing date ("Closing Date") which is the date KPC Resolution Company successfully closes on and acquires the Credit Facilities and Warrants.

      2. The MedCap Receiver has required as a condition to closing under the Definitive Agreement that KPC Resolution Company deliver a release of claims by Borrowers against MedCap and its affiliates. Borrowers are willing to provide such a release on the condition that:

            a. Borrowers receive a release from the MedCap Receiver substantially in the form of the Mutual Release attached hereto EXHIBIT A and made a part hereof, and;

            b. Dr. Chaudhuri agrees to pay Borrowers an amount equal to the value the Credit Balance (less offsets as described in Recital E) would have had as an unsecured claim in the receivership estate. Such amount shall be payable at such time or times as the federal court has approved the distribution of funds to the unsecured creditors of the receivership estate or the date(s) such funds are actually distributed to the unsecured creditors of MedCap. By way of illustration if an unsecured claim in the MedCap receivership will be paid thirty (30) cents on the dollar then the Credit Balance, less offsets, as of the Closing Date will have a value equal to 30% of such amount as of the Closing Date.

      3. After the Closing Date, Borrowers, Dr. Chaudhuri and KPC Resolution Company will cooperate in good faith in attempting to restructure the Credit Facilities in a mutually beneficial manner ("Restructuring"); provided however that KPC Resolution Company shall not be required to agree to a Restructuring that impairs its collateral securing repayment of the Credit Facilities in any material respect. In addition, on the Closing Date, Dr. Chaudhuri and KPC Resolution Company shall waive and consent to any "Default" or "Event of Default" (as those terms are defined in the Credit Facilities) or other breach or default that may exist or have occurred under any of the Credit Facilities as of the Closing Date and that as of the Closing Date the regular rates of interest and not the Default Rates shall apply under the Credit Facilities (subject to any Defaults or Events of Default that may occur following the Closing Date).

      4. Dr. Chaudhuri shall support, subject to the consent of the requisite majority of PCHI's other members ("PCHI Member Consent"), PCHI's continuation through October, 2011 of the rent abatement described in and under the terms of section 14 of the Settlement Agreement by and among IHHI, PCHI, MedCap, Dr. Chaudhuri and others dated March 25, 2009 ("PCHI Rent Abatement"), even if PCHI refinances the Real Estate Loan before October, 2011. IHHI values the PCHI Rent abatement in the amount of $5.1 million.

      5. Dr. Chaudhuri and KPC Resolution Company acknowledge and agree that after KPC Resolution Company acquires the Credit Facilities on the Closing Date, neither Dr. Chaudhuri, KPC Resolution Company, nor any subsequent holders of the Credit Facilities shall have the right (a) to assert that any interest, penalties or fees are due and owing by Borrowers under any of the Credit Facilities for the period prior to the Closing Date ("Retroactive Period"), and/or (b) to collect any interest, penalties or fees alleged to have been due and owing by Borrowers under any of the Credit Facilities during the Retroactive Period. Dr. Chaudhuri and KPC Resolution Company acknowledge that Borrowers have accounted for all or a portion of the interest accrued during the Retroactive Period as being paid. Borrowers value the debt service during the Retroactive Period in the amount of $4.8 million.

      6. Borrowers shall agree, if so requested by KPC Resolution Company, to extend the Stated Maturity Date (as such term is defined in the Credit Agreements) of the Credit Facilities for a period of up to three (3) years past the current Stated Maturity Date of October 8, 2010.

      7. In consideration of (1) Dr. Chaudhuri's and KPC Resolution Company's cooperation in acquiring the Credit Facilities and Restructuring, (2) Dr. Chaudhuri's support of PCHI's continuation of the PCHI Rent Abatement through October, 2011, (3) Dr. Chaudhuri's and KPC Resolution Company's agreement to release claims for debt service during the Retroactive Period and (4) other concessions for the benefit of IHHI, on the Closing Date, IHHI will issue a warrant to Dr. Chaudhuri in customary form to acquire up to one hundred seventy million (170,000,000) shares of IHHI common stock, exercisable in whole or in part at any time or from time to time during the five (5) year period commencing on the Closing Date, at an exercise price of five (5) cents per share. Such warrant shall be exercisable at any time by Dr. Chaudhuri upon at least 61 days' prior written notice to IHHI, it being understood that IHHI shall not be required to issue shares upon exercise in excess of the number of shares of common stock then reserved and available for issuance under the warrants, it being further understood that IHHI shall use its commercially reasonable efforts in good faith to increase IHHI's authorized capital as contemplated below in this Paragraph 7. If IHHI fails to realize the full PCHI Rent Abatement through October, 2011 then the number of shares issuable under the warrant to Dr. Chaudhuri shall be reduced ratably by a percentage, the numerator of which shall equal the amount of the PCHI Rent Abatement that IHHI is not able to realize through October, 2011 and the denominator of which shall equal $9.9 million, which is the total economic benefit received by IHHI under this Amended and Restated MOU. The reduced number of shares issuable upon exercise of the warrant shall be referred to herein as the "Reduced Number". If the actual number of shares issued upon exercises, if any, of the warrant prior to October 31, 2011 exceeds the Reduced Number, then Dr. Chaudhuri shall return to IHHI the excess number of shares for cancellation upon delivery to Dr. Chaudhuri of the exercise price paid for such shares. IHHI acknowledges, consents, and agrees that on the Closing Date, any and all warrants, options and other rights issued by IHHI to MedCap, or any related entity of MedCap, for the purchase of capital stock of IHHI shall be transferred and assigned to KPC Resolution Company or its assign(s) and shall remain in full force and effect in accordance with their respective terms and shall continue to bear registration rights. The new warrant issuable pursuant to this Paragraph 7 shall bear registration rights consistent with those granted to Dr. Chaudhuri for "Securities" as set forth in the Securities Purchase Agreement dated effective as of July 18, 2008, as amended, among IHHI, Dr. Chaudhuri and William E. Thomas. IHHI covenants and agrees to promptly use all commercially reasonable efforts in good faith to increase IHHI's authorized capital from time to time as and to the extent necessary to ensure there are sufficient authorized shares of common stock reserved and available for issuance under the new and transferred warrants, subject to Dr. Chaudhuri's cooperation in approving by vote or written consent from time to time resolutions approving such increases in authorized capital. IHHI will procure at its sole expense upon each such authorization and reservation of shares the listing thereof (subject to issuance or notice of issuance) on all stock exchanges on which the common stock is then listed or inter-dealer trading systems or markets on which the common stock is then traded. IHHI will take all such actions as may be necessary to assure that such shares of common stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the common stock may be listed or inter-dealer trading system on which the common stock is then traded. In furtherance, and not in limitation, of the foregoing, IHHI covenants and agrees to prepare and file with the Securities and Exchange Commission preliminary and definitive versions of a Schedule 14C Information Statement and make such other filings and mailings to IHHI's stockholders as Dr. Chaudhuri reasonably requests and/or as otherwise are necessary or appropriate to cause an increase in IHHI's authorized capital to a number that is sufficient to accommodate exercise of the warrants and is otherwise acceptable to Dr. Chaudhuri, to become effective as soon as practicable after the Closing Date.

      8. Borrowers agree they will cooperate exclusively with Dr. Chaudhuri's and KPC Resolution Company's efforts to acquire the Credit Facilities from the MedCap Receiver. IHHI acknowledges and agrees that KPC Resolution Company and/or Dr. Chaudhuri may, in their discretion, form a syndicate of lenders and/or investors to acquire the Credit Facilities and/or provide the funding and commitments contemplated by this Amended and Restated MOU; provided, that the rights and obligations of KPC Resolution Company hereunder shall be binding upon and inure to the benefit of any acquirer of the Credit Facilities.

      9. Borrowers acknowledge that there is currently no outstanding loan balance on the $50,000,000 Note. Borrowers further agree that (i) they will not request any draws under the $50,000,000 Loan while the sale of the Loans to KPC Resolution Company is pending, and (ii) effective immediately upon KPC Resolution Company becoming the owner of the $50,000,000 Loan, such Loan and all of the $50,000,000 Loan Documents and all liens and security interests granted in connection therewith shall, automatically and without any further action by any person, be terminated and of no further force or effect, without penalty or claim by either party. Within ten (10) business days after written request therefor, KPC Resolution Company and Borrowers agree that they will execute and deliver such documents or certificates necessary or appropriate to terminate all of the $50,000,000 Loan Documents. Nothing in this Paragraph 9 shall in any way affect the $80,000,000 Loan or the $10,700,000 Loan or the security interests or collateral related thereto, which shall remain in full force and effect following the acquisition of the Loans by KPC Resolution Company, except that the cross-default provisions contained therein relating to the $50,000,000 Loan shall no longer apply following the termination of the $50,000,000 Loan Documents.

      10. Borrowers represent, warrant and certify that as of the Effective Date, (i) the Loan Documents are the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms, subject to (x) applicable bankruptcy, insolvency, reorganization, or similar laws or enactments in effect now or in the future affecting the enforceability of creditors' rights generally, and (y) the exercise of judicial discretion, and
(ii) there is no default by Borrowers or Lender, or occurrence, event or state of facts which, but for the giving of notice or the passage of time or both, would constitute a default by Borrowers or Lender, in the performance of any obligation under any of the Loan Documents. In addition, Borrowers represent, warrant and certify as follows as of the Effective Date:

            a. The outstanding principal balance of the $45,000,000 Note is $45,000,000;

            b. The outstanding principal balance of the $35,000,000 Note is $29,999,633;

            c. The outstanding principal balance of the $10,700,000 Note is $5,968,268;

            d. The outstanding principal balance of the $50,000,000 note as of the date hereof (without regard to the Credit Balance) is $0; and

            e. The Warrants were duly authorized and issued by IHHI to Healthcare Financial Management & Acquisitions, Inc., a Nevada corporation and affiliate of MedCap, and consist of: (a) a warrant dated October 9, 2007 to purchase a minimum of 16,880,484 shares of common stock (subject to certain adjustments described in the warrant) of IHHI, as amended by amendment no. 1 dated effective as of July 18, 2009. and (b) a warrant dated December 12, 2005 to purchase a minimum of 26,097,561 shares of common stock (subject to certain adjustments described in the warrant) of IHHI, as amended by amendment no. 1 dated effective as of April 26, 2006, amendment no. 2 dated effective as October 9, 2007, and amendment no. 3 dated effective as of July 18, 2008. The Warrants remain in full force and effect and have not been further amended, and IHHI has no actual or anticipated claims of invalidity, reductions in number or changes in type of underlying securities, or increases in exercise price of the Warrants. IHHI shall work in good faith with Dr. Chaudhuri promptly upon request to determine and agree upon the extent of reductions in exercise price that may be appropriate under the anti-dilution provisions of the Warrants. IHHI currently has sufficient authorized capital to support full exercise of the Warrants and other outstanding securities that are exercisable for or convertible into capital stock of IHHI. No options, warrants or other rights to purchase capital stock of IHHI that were issued or transferred to MedCap or MedCap's affiliates or assignees are outstanding other than the Warrants and the $10,700,000 Note.

On the Closing Date, Borrowers agree to deliver to KPC Resolution Company a written estoppel signed by the Borrowers wherein Borrowers (i) represent, warrant and certify as of the Closing Date as to the absence of any claim, counterclaim, right of offset, right of rescission or defense by Borrowers against KPC Resolution Company with respect to the Loans or the Loan Documents, and (ii) update their representations, warranties and certifications contained in the first sentence of this Paragraph 10 as of the Closing Date.

      11. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective immediately upon KPC Resolution Company becoming the owner of the Loans, each Borrower, for itself, its partners and members (if any) and its respective successors and assigns, does hereby forever release, discharge and acquit KPC Resolution Company and Dr. Chaudhuri, and their respective affiliates, agents, employees, representatives and trustees, and the existing trustees under any deed of trust securing any Loan (collectively, the "Released Parties"), and each of the Released Parties shall be, and are hereby, fully and forever released and discharged from any and all Claims, whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the Loans, the Loan Documents, or the Property during the period of time prior to the Closing Date, or that may arise on account of or in any way be connected with (i) the Case,
(ii) MedCap or MedCap Receiver's alleged failure to fund advances of the $50,000,000 Loan, or (iii) MedCap's alleged "oversweeping" of Borrowers' accounts receivable. The foregoing release shall not apply to the obligations of KPC Resolution Company and Dr. Chaudhuri under this Amended and Restated MOU or any events occurring in connection with the Loans, the Loan Documents, or the Property after the Closing Date. Each Borrower expressly waives the provisions of Section 1542 of the California Civil Code which provides:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

and all similar provisions or rules of law. Each Borrower elects to and does assume all risk for such Claims heretofore and hereafter arising, whether now known or unknown by such party.

      In this connection and to the greatest extent permitted by law, each Borrower hereby agrees, represents and warrants that such party realizes and acknowledges that factual matters now unknown to him, her or it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and each Borrower further agrees, represents and warrants that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that each Borrower nevertheless hereby intends to release, discharge and acquit the Released Parties from any such unknown Claims, debts, and controversies which might in any way arise out of, are connected with, or relate to, the Case, any Loan, any Loan Document or the Property.

      12. If requested, Borrowers will expeditiously assist Dr. Chaudhuri and KPC Resolution Company in obtaining the modification of (i) the $80,000,000 Loan Documents and the $10,700,000 Loan Documents in order to remove the accounts receivable as security for those Loans and (ii) any third party loan documents and UCC Financing Statements in order to remove the lien thereof from the accounts receivable generated by the Property. Upon request, Borrowers will further use commercially reasonable efforts to have the equipment leasing companies modify their blanket UCC filings encumbering the Property to only cover the equipment in question.

      13. If requested by KPC Resolution Company, Borrowers will execute replacement notes upon the same terms and conditions of the original Notes within ten (10) business days of request therefor.

      14. This Amended and Restated MOU constitutes a legally binding agreement between Borrowers, KPC Resolution Company and Dr. Chaudhuri and is supported by a written opinion by a qualified valuation consultant satisfactory to IHHI's Board of Directors. If the Closing Date shall not have occurred within 12 months after the date hereof, any party may elect to terminate this Amended and Restated MOU by delivering written notice to the other parties.

      15. In all respects, including all matters of construction, validity and performance, this Amended and Restated MOU shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed entirely in that State and any applicable laws of the United States of America.

      16. This Amended and Restated MOU is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity. This Amended and Restated MOU shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

      17. This Amended and Restated MOU may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or other form of electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.


                               [Signatures Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated MOU to be duly executed by their respective authorized signatories as of the date first indicated above.

                                 Integrated Healthcare Holdings, Inc.


                                 /s/ Kenneth K. Westbrook
                                 -----------------------------------------------
                                 By:      Kenneth K. Westbrook
                                          President and Chief Executive Officer

                                 WMC-A INC., a California corporation


                                 By:  /s/ Kenneth K. Westbrook
                                      ------------------------------------------
                                          Kenneth K. Westbrook
                                          President and Chief Executive Officer

                                 WMC-SA, INC., a California corporation


                                 By:  /s/ Kenneth K. Westbrook
                                      ------------------------------------------
                                          Kenneth K. Westbrook
                                          President and Chief Executive Officer

                                 COASTAL COMMUNITIES HOSPITAL, INC., a
                                 California corporation


                                 By:  /s/ Kenneth K. Westbrook
                                      ------------------------------------------
                                          Kenneth K. Westbrook
                                          President and Chief Executive Officer

                                 CHAPMAN MEDICAL CENTER, INC.,
                                 a California corporation


                                 By:  /s/ Kenneth K. Westbrook
                                      ------------------------------------------
                                          Kenneth K. Westbrook
                                          President and Chief Executive Officer



                       [Signatures Continued on Next Page]

                                 /s/ Kali P. Chaudhuri, M.d.
                                 -----------------------------------------------
                                 Kali P. Chaudhuri, M.D.


                                 KPC Resolution Company, LLC,
                                 a California limited liability company


                                 By:  /s/ Kali P. Chaudhuri, M.D
                                      ------------------------------------------
                                          Kali P. Chaudhuri, M.D.
                                 Its:     Manager

                                   SCHEDULE 1

      1. MedCap II, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, Inc., a California corporation ("WMC-SA"), WMC-A, Inc., a California corporation ("WMC-A"), Chapman Medical Center, Inc., a California corporation ("CHAPMAN"), Coastal Communities Hospital, Inc., a California corporation ("COASTAL") (IHHI, WMC-SA, WMC-A, Chapman and Coastal are sometimes collectively referred to herein as "BORROWERS" and individually as "BORROWER"), Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), West Coast Holdings, LLC, a California limited liability company ("WEST COAST"), Ganesha Realty, LLC, a California limited liability company ("GANESHA"), and Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN") (PCHI, West Coast, Ganesha and OC-PIN are sometimes collectively referred to herein as "CREDIT PARTIES") are parties to that certain Credit Agreement ($80,000,000 Facility), dated October 9, 2007 (the "$80,000,000 CREDIT AGREEMENT"), pursuant to which MedCap II made available to Borrowers a credit facility in the aggregate amount of $80,000,000 (the "$80,000,000 LOAN"). Pursuant to the $80,000,000 Credit
Agreement, MedCap II extended to Borrowers a $45,000,000 real estate term loan and a $35,000,000 non-revolving line of credit loan. The $80,000,000 Loan is evidenced by that certain $45,000,000 Term Note ($80 Million Credit Agreement), dated October 9, 2007 from Borrowers in favor of MedCap II and that certain $35,000,000 Non-Revolving Line of Credit Note, dated October 9, 2007 from Borrowers in favor of MedCap II (collectively, the "$80,000,000 NOTES"). The $80,000,000 Notes are secured by, among other things, (i) that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($80,000,000 Facility) (Western Medical Center - Santa Ana), dated as of October 9, 2007, made by PCHI to Chicago Title Insurance Company in favor of MedCap II, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620712 (which Deed of Trust was assigned by MedCap II to The Bank of New York pursuant to that certain Assignment of Deed of Trust, dated October 29, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676164),
(ii) that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($80,000,000 Facility) (Western Medical Center - Anaheim), dated as of October 9, 2007, made by PCHI to Chicago Title Insurance Company in favor of MedCap II, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620711 (which Deed of Trust was assigned by MedCap II to The Bank of New York pursuant to that certain Assignment of Deed of Trust, dated October 29, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676163), (iii) that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($80,000,000 Facility) (Coastal Communities Hospital - Santa Ana), dated as of October 9, 2007, made by PCHI to Chicago Title Insurance Company in favor of MedCap II, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620710 (which Deed of Trust was assigned by MedCap II to The Bank of New York pursuant to that certain Assignment of Deed of Trust, dated October 29, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676162),
(iv) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($80,000,000 Facility) (Chapman Medical Center - Medical Office Building), dated as of October 9, 2007, made by IHHI to Chicago Title Insurance Company in favor of MedCap II, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620709 (which Leasehold Deed of Trust was assigned by MedCap II to The Bank of New York pursuant to that certain Assignment of Deed of Trust, dated October 29, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676161), (v) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($80,000,000 Facility) (Chapman Medical Center - Hospital Premises), dated as of October 9, 2007, made by IHHI to Chicago Title Insurance Company in favor of MedCap II, recorded on October 10, 2007 in Orange County,

California as Instrument No. 2007000620708 (which Leasehold Deed of Trust was assigned by MedCap II to The Bank of New York pursuant to that certain Assignment of Deed of Trust, dated October 29, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676165) (such Deeds of Trust and Leasehold Deeds of Trust, collectively, the "$80,000,000 DEEDS OF TRUST") and (vi) that certain Pledge Agreement ($80 Million Credit Agreement), dated October 9, 2007, among MedCap II, West Coast, Ganesha and IHHI (the "$80,000,000 PLEDGE AGREEMENT"). The $80,000,000 Credit Agreement, the $80,000,000 Notes, the $80,000,000 Deeds of Trust, the $80,000,000 Pledge
Agreement and all other agreements, documents, and instruments evidencing and/or securing the payment or performance of the $80,000,000 Loan, as may be amended or modified from time to time, are hereinafter collectively sometimes referred to as the "$80,000,000 LOAN DOCUMENTS". The $80,000 Loan Documents were assigned to The Bank of New York pursuant to that certain Collateral Assignment to Trustee (Non-Recordable Acquired Assets), dated as of October 26, 2007.

      2. MedCap III, Borrowers and Credit Parties are parties to that certain Credit Agreement ($10,700,000 Facility), dated October 9, 2007 (the "$10,700,000 CREDIT AGREEMENT", pursuant to which MedCap III made available to Borrowers a credit facility in the aggregate amount of $10,700,000 (the "$10,700,000 LOAN"). The $10,700,000 Loan is evidenced by that certain $10,700,000 Convertible Term Note ($10.7 Million Credit Agreement), dated October 9, 2007 from Borrowers in favor of MedCap III (the "$10,700,000 NOTE"). The $10,700,000 Note is secured by, among other things, (i) that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($10.7 Million Facility) (Western Medical Center - Santa Ana), dated as of October 9, 2007, made by PCHI to Chicago Title Insurance Company in favor of MedCap III, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620731 (which Deed of Trust was assigned by MedCap III to Wells Fargo Bank, N.A. pursuant to that certain Assignment of Deed of Trust, dated October 30, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676171), (ii) that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($10.7 Million Facility) (Western Medical Center - Anaheim), dated as of October 9, 2007, made by PCHI to Chicago Title Insurance Company in favor of MedCap III, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620732 (which Deed of Trust was assigned by MedCap III to Wells Fargo Bank, N.A. pursuant to that certain Assignment of Deed of Trust, dated October 30, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676172), (iii) that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($10.7 Million Facility) (Coastal Communities Hospital - Santa Ana), dated as of October 9, 2007, made by PCHI to Chicago Title Insurance Company in favor of MedCap III, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620733 (which Deed of Trust was assigned by MedCap III to Wells Fargo Bank, N.A. pursuant to that certain Assignment of Deed of Trust, dated October 30, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676173), (iv) that certain Leasehold Deed of Trust,

Security Agreement, Fixture Filing and Assignment of Rents (($10.7 Million Facility) (Chapman Medical Center - Medical Office Building), dated as of October 9, 2007, made by IHHI to Chicago Title Insurance Company in favor of MedCap III, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620734 (which Deed of Leasehold Trust was assigned by MedCap III to Wells Fargo Bank, N.A. pursuant to that certain Assignment of Deed of Trust, dated October 30, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676175), (v) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents (($10.7 Million Facility) (Chapman Medical Center - Hospital Premises), dated as of October 9, 2007, made by IHHI to Chicago Title Insurance Company in favor of MedCap III, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620735 (which Leasehold Deed of Trust was assigned by MedCap III to Wells Fargo Bank, N.A. pursuant to that certain Assignment of Deed of Trust, dated October 30, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676174) (such Deeds of Trust and Leasehold Deeds of Trust, collectively, the "$10,700,000 DEEDS OF TRUST") and (vi) that certain Pledge Agreement ($10.7 Million Credit Agreement), dated October 9, 2007, among MedCap III, West Coast, Ganesha and IHHI (the "$10,700,000 PLEDGE AGREEMENT"). The $10,700,000 Credit Agreement, the $10,700,000 Note, the $10,700,000 Deeds of Trust, the $10,700,000 Pledge Agreement and all other agreements, documents, and instruments evidencing and/or securing the payment or performance of the $10,700,000 Loan, as may be amended or modified from time to time, are hereinafter collectively sometimes referred to as the "$10,700,000 LOAN DOCUMENTS". The $10,700,000 Loan Documents were assigned to Wells Fargo Bank, N.A. pursuant to that certain Collateral Assignment to Trustee (Non-Recordable Acquired Assets) dated as of October 26, 2007.

      3. MedCap I, Borrowers and Credit Parties are parties to that certain Revolving Credit Agreement ($50 Million Facility), dated October 9, 2007 (the "$50,000,000 CREDIT AGREEMENT") and together with the $80,000,000 Credit Agreement and the $10,700,000 Credit Agreement, individually a "CREDIT AGREEMENT" and collectively, the "CREDIT AGREEMENTS"), pursuant to which MedCap I made available to Borrowers a credit facility in the aggregate amount of $50,000,000 (the "$50,000,000 LOAN" and together with the $80,000,000 Loan and the $10,700,000 Loan, individually, a "LOAN" and collectively, the "LOANS"). The $50,000,000 Loan is evidenced by that certain $50,000,000 Revolving Line of Credit Note, dated October 9, 2007 from Borrowers in favor of MedCap I (the "$50,000,000 NOTE" and together with the $80,000,000 Notes and the $10,700,000
Note, individually, a "NOTE" and collectively, the "NOTES"). The $50,000,000
Note is secured by, among other things, (i) that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($50,000,000 Revolving Credit Agreement) (Western Medical Center - Santa Ana), dated as of October 9, 2007, made by PCHI to Chicago Title Insurance Company in favor of MedCap I, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620754 (which Deed of Trust was assigned by MedCap I to The Bank of New York pursuant to that certain Assignment of Deed of Trust, dated October 29, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676169),

(ii) that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($50,000,000 Revolving Credit Agreement) (Western Medical Center - Anaheim), dated as of October 9, 2007, made by PCHI to Chicago Title Insurance Company in favor of MedCap I, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620755 (which Deed of Trust was assigned by MedCap I to The Bank of New York pursuant to that certain Assignment of Deed of Trust, dated October 29, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676168), (iii) that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($50,000,000 Revolving Credit Agreement) (Coastal Communities Hospital - Santa Ana), dated as of October 9, 2007, made by PCHI to Chicago Title Insurance Company in favor of MedCap I, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620756 (which Deed of Trust was assigned by MedCap I to The Bank of New York pursuant to that certain Assignment of Deed of Trust, dated October 29, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676170), (iv) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($50,000,000 Revolving Credit Agreement) (Chapman Medical Center - Medical Office Building), dated as of October 9, 2007, made by IHHI to Chicago Title Insurance Company in favor of MedCap I, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620757 (which Leasehold Deed of Trust was assigned by MedCap I to The Bank of New York pursuant to that certain Assignment of Deed of Trust, dated October 29, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676167), (v) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ($50,000,000 Revolving Credit Agreement) (Chapman Medical Center - Hospital Premises), dated as of October 9, 2007, made by IHHI to Chicago Title Insurance Company in favor of MedCap I, recorded on October 10, 2007 in Orange County, California as Instrument No. 2007000620758 (which Leasehold Deed of Trust was assigned by MedCap I to The Bank of New York pursuant to that certain Assignment of Deed of Trust, dated October 29, 2007, recorded on November 9, 2007 in Orange County, California as Instrument No. 2007000676166) (such Deeds of Trust and Leasehold Deeds of Trust, collectively, the "$50,000,000 DEED OF TRUST") and (vi) that certain Pledge Agreement ($50,000,000 Revolving Credit Agreement), dated October 9, 2007, among MedCap I, West Coast, Ganesha and IHHI (the "$50,000,000 PLEDGE AGREEMENT"). The $50,000,000 Credit Agreement, the $50,000,000 Note, the $50,000,000 Deeds of Trust, the $50,000,000 Pledge Agreement and all other agreements, documents, and instruments evidencing and/or securing the payment or performance of the $50,000,000 Loan, as may be amended or modified from time to time, are hereinafter collectively sometimes referred to as the "$50,000,000 LOAN DOCUMENTS" and together with the $80,000,000 Loan Documents, the $10,700,000 Loan Documents and the Warrants, collectively, the "LOAN DOCUMENTS". The $50,000,000 Loan Documents were assigned to The Bank of New York pursuant to that certain Collateral Assignment to Trustee (Non-Recordable Acquired Assets) dated as of October 26, 2007.

      4. The term "CLAIM" or "CLAIMS" shall mean any and all liabilities, losses, claims (including third party claims), demands, damages (of any nature whatsoever), causes of action, costs, penalties, fines, judgments, attorneys' fees, consultants' fees and costs and experts' fees.

      5. The term "PROPERTY" shall mean the real and personal property described in the deeds of trust securing the Loans.

      6. The term "CASE" shall mean Case No. SACV 09-818 DOC (RNBx) in United States District Court for the Central District of California, Southern Division.


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